                                                                    EXHIBIT 10.8

        THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, (ii) AN OPINION OF COUNSEL FOR HOLDER, REASONABLY SATISFACTORY TO COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF
        ARTICLE III OF THIS WARRANT.

                                     WARRANT

                 TO PURCHASE SHARES OF SERIES C PREFERRED STOCK

                              Dated August 25, 2000



This certifies that for value received, ________________________________, or registered assigns, is entitled as of August 25, 2000 (the "Closing Date"), subject to the terms set forth herein, to purchase from XCYTE THERAPIES, INC., a Delaware corporation (the "Company"), up to ________________________________
fully paid and non-assessable shares of Company's Series C Preferred Stock, at the price of One Dollar and Sixty-Seven Cents ($1.67) per share. The initial exercise price of One Dollar and Sixty-Seven Cents ($1.67) per share, and the number of shares purchasable hereunder, are subject to adjustment in certain events, all as more fully set forth under Article IV herein. This Warrant is the result of the partial assignment of a Warrant dated July 1, 1999.

                                    ARTICLE I

                                   DEFINITIONS

        "Certificate of Incorporation" means the Restated Certificate of Incorporation of Company, as filed with the Delaware Secretary of State on July 21, 1998.

        "Commission" means the Securities and Exchange Commission, or any other federal agency then administering the Exchange Act or the Securities Act, as defined herein.

        "Common Stock" means Company's Common Stock, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock, and any other capital stock of Company of any class or series now or hereafter authorized having the right to share in distributions either of earnings or assets of Company without limit as to amount or percentage.

        "Company" means XCYTE THERAPIES, INC., a Delaware corporation, and any successor corporation.

        "Conversion Price" means the Conversion Price for Series C Preferred Stock, as determined in accordance with the Certificate of Incorporation.

        "Convertible Securities" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event or both.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

        "Exercise Period" means the period commencing on the Closing Date and terminating at the earlier to occur of: (i) 5:00 p.m., Pacific Time on the seventh (7th) anniversary of the Closing Date, or (ii) the closing of Company's initial sale and issuance of shares of Common Stock in an underwritten public offering, pursuant to a registration statement on Form S-i under the Securities Act, the public offering price of which is not less than $4.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and which results in aggregate cash proceeds to the Company of $20,000,000 (net of underwriting documents and commissions).

        "Exercise Price" means the price per share of Series C Preferred Stock set forth in the Preamble to this Warrant, as such price may be adjusted pursuant to Article IV hereof.

        "Fair Market Value" means

               (i) If shares of Series C Preferred Stock or Common Stock, as the case may be, are being sold pursuant to a Registration and Fair Market Value is being determined as of the closing of the public offering, the "price to public" specified for such shares in the final prospectus for such public offering;

               (ii) If shares of Series C Preferred Stock or Common Stock, as the case may be, are then listed or admitted to trading on any national securities exchange or traded on any national market system and Fair Market Value is not being determined as of the date described in clause (i) of this definition, the average of the daily closing prices for the thirty (30) trading days before such date, excluding any trades which are not bona fide, arm's length transactions. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

               (iii) If no shares of Series C Preferred Stock or Common Stock, as the case may be, are then listed or admitted to trading on any national securities exchange or traded on any national market system or being offered to the public pursuant to a Registration, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system or, if such shares are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by Holder;

               (iv) If no shares of Series C Preferred Stock or Common Stock, as the case may be, are then listed or admitted to trading on any national exchange or traded on any national market system, if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market and if no such shares are being offered to the public pursuant to a Registration, the Fair Market Value of a share of Series C Preferred Stock or Common Stock, as the case may be, shall be as determined in good faith by Company's Board of Directors.

        "Fiscal Year" means the fiscal year of Company.

        "Holder" means the person in whose name this Warrant is registered on the books of Company maintained for such purpose.

        "Option" means any right, warrant or option to subscribe for or purchase shares of Common Stock or Convertible Securities.

        "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, government entities and authorities and other organizations, whether or not legal entities.

        "Preferred Stock" means the Preferred Stock of Company, as defined in the Certificate of Incorporation.

        "Principal Executive Office" means Company's office at 1124 Columbia Street, Suite 130, Seattle, Washington 98104, or such other office as designated in writing to Holder by Company.

        "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

        "Rights Agreement" means the Amended and Restated Registration Rights Agreement, dated as of July 21, 1998, by and among Company and the shareholders of Company named therein, attached hereto as Exhibit "D".

        "Rule 144" means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that the Commission may promulgate.

        "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

        "Series C Preferred Stock" means the Series C Preferred Stock of Company, as defined in the Certificate of Incorporation.

        "Shareholder" means a holder of one or more Warrant Shares or shares of Common Stock acquired upon conversion of Warrant Shares.

        "Warrant" means the warrant dated as of Closing Date issued to Holder and all warrants issued upon the partial exercise, transfer or division of or in substitution for any Warrant.

        "Warrant Shares" means the shares of Series C Preferred Stock issuable upon the exercise of this Warrant provided that if under the terms hereof there shall be a change such that the securities purchasable hereunder shall be issued by an entity other than Company or there shall be a change in the type or class of securities purchasable hereunder, then the term shall mean the securities issuable upon the exercise of the rights granted hereunder.

                                   ARTICLE II

                                    EXERCISE

        2.1. Exercise Right; Manner of Exercise. Holder may exercise this Warrant, in whole or in part, at any time and from time to time during the Exercise Period upon (i) surrender of this Warrant, together with an executed Notice of Exercise, substantially in the form of Exhibit "A" attached hereto, at the Principal Executive Office, and (ii) payment to Company of the aggregate Exercise Price for the number of Warrant Shares specified in the Notice of Exercise (such aggregate Exercise Price the "Total Exercise Price"). The Total Exercise Price shall be paid by check. Certificates for the Warrant Shares so purchased shall be delivered to Holder within a reasonable time, not exceeding fifteen (15) days after this Warrant is exercised. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to Holder for any issuance tax with respect thereto or any other cost incurred by Company in connection with the exercise of this Warrant and the related issuance of Warrant Shares.

        2.2. Conversion Right. In lieu of exercising this Warrant as specified in Section 2.1, Holder may from time to time convert this Warrant, in whole or in part, into that number of shares of Series C Preferred Stock equal to the product of: (a) the quotient obtained by dividing (i) the Fair Market Value of one share of Series C Preferred Stock at the time of such net exercise election less the Exercise Price of one such share by (ii) the Fair Market Value of such share; and (b) the aggregate number of shares of Series C Preferred Stock to be purchased pursuant to this Section 2.2. If, as of the last day of the Exercise Period, this Warrant has not been fully exercised, then as of such date this Warrant shall be automatically converted, in full, in accordance with this
Section 2.2, without any action or notice by Holder.

        2.3. Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant, Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

        2.4. Fractional Shares. Company shall not issue fractional shares of Series C Preferred Stock or Common Stock or scrip representing fractional shares of Series C Preferred Stock or Common Stock upon any exercise or conversion of this Warrant. As to any fractional share of Series C Preferred Stock or Common Stock which Holder would otherwise be entitled to purchase from Company upon such exercise or conversion, Company shall purchase from Holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the fair market value of a share of Series C Preferred Stock or Common Stock, as applicable, on the date of the Notice of Exercise or the Conversion Date, as applicable, as determined in good faith by Company's Board of Directors. Payment of such amount shall be made in cash or by check payable to the order of Holder at the time of delivery of any certificate or certificates arising upon such exercise or conversion.

                                   ARTICLE III

                REGISTRATION, TRANSFER, EXCHANGE AND REPLACEMENT

        3.1. Maintenance of Registration Books. Company shall keep at the Principal Executive Office a register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration, transfer and exchange of this Warrant. Company and any Company agent may treat the Person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever and neither Company nor any Company agent shall be affected by any notice to the contrary.

        3.2 Restrictions on Transfers.

               (a) Compliance with Securities Act. Holder, by acceptance hereof, agrees that this Warrant, the Series C Preferred Stock to be issued upon exercise hereof and the shares of Common Stock to be issued upon conversion of such shares of Series C Preferred Stock are being acquired for investment, solely for Holder's own account and not as a nominee for any other Person, and that Holder will not offer, sell or otherwise dispose of this Warrant, any such shares of Series C Preferred Stock or any such shares of Common Stock except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, Holder shall confirm in writing, by executing the form attached as Exhibit "B" hereto, that the shares of Series C Preferred Stock or Common Stock purchased thereby are being acquired for investment, solely for Holder's own account and not as a nominee for any other Person, and not with a view toward distribution or resale.

               (b) Certificate Legends. This Warrant, all shares of Series C Preferred Stock issued upon exercise of this Warrant (unless Registered under the Securities Act), and all shares of Common Stock issued upon conversion of such shares of Series C Preferred Stock (unless Registered under the Securities
Act) shall be stamped or imprinted with a legend in substantially the following form (in addition to any legends required by applicable state securities laws):

        THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT (1) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, (ii) AN OPINION OF COUNSEL FOR HOLDER, REASONABLY SATISFACTORY TO COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF
        ARTICLE III OF THE WARRANT UNDER WHICH THIS SECURITY WAS ISSUED.

               (c) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant, any shares of Series C Preferred Stock issued upon exercise of this Warrant or shares of Common Stock acquired pursuant to conversion of such shares of Series C Preferred Stock prior to Registration of such shares, Holder or the Shareholder, as the case may be, agrees to give written notice to Company prior thereto, describing briefly the manner thereof, together with a written opinion of Holder's or Shareholder's counsel, if reasonably requested by Company, to the effect that such offer, sale or other disposition may be effected without Registration under the Securities Act or qualification under any applicable state securities laws of this Warrant or such shares, as the case may be, and indicating whether or not under the Securities Act certificates for this Warrant or such shares, as the case may be, to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, Company, as promptly as practicable, shall notify Holder or the Shareholder, as the case may be, that it may sell or otherwise dispose of this Warrant or such shares, as the case may be, all in accordance with the terms of the notice delivered to Company. If a determination has been made pursuant to this subsection (c) that the opinion of counsel for Holder or the Shareholder, as the case may be, is not reasonably satisfactory to Company, Company shall so notify Holder or the Shareholder, as the case may be, promptly after such determination has been made and shall specify the legal analysis supporting any such conclusion. Notwithstanding the foregoing, this Warrant or such shares, as the case may be, may be offered, sold or otherwise disposed of in accordance with Rule 144, provided that Company shall have been furnished with such information as Company may reasonably request to provide reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or the shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for Holder or the Shareholder, as the case may be, such legend is not necessary in order to insure compliance with the Securities Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

               (d) Warrant Transfer Procedure. Transfer of this Warrant to a third party, following compliance with the preceding subsections of this Section 3.2, shall be effected by execution of the Assignment Form attached hereto as Exhibit "C", and surrender for registration of transfer of this Warrant at the Principal Executive Office, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Assignment Form and the necessary transfer tax funds, if any, Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Series C Preferred Stock.

               (e) Termination of Restrictions. The restrictions imposed under this Section 3.2 upon the transferability of the Warrant, the shares of Series C Preferred Stock acquired upon the exercise of this Warrant and the shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock shall cease when (i) a registration statement covering all shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock becomes effective under the Securities Act, (ii) Company is presented with an opinion of counsel reasonably satisfactory to Company that such restrictions are no longer required in order to insure compliance with the Securities Act or with a Commission "no-action" letter stating that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Securities Act, or (iii) such securities may be transferred in accordance with Rule 144(k). When such restrictions terminate, Company shall, or shall instruct its transfer agent to, promptly, and without expense to Holder or the Shareholder, as the case may be, issue new securities in the name of Holder and/or the Shareholder, as the case may be, not bearing the legends required under subsection (b) of this Section 3.2. In addition, new securities shall be issued without such legends if such legends may be properly removed under the terms of Rule 144(k).

        3.3. Exchange. At Holder's option, this Warrant may be exchanged for other Warrants representing the right to purchase a like aggregate number of shares of Series C Preferred Stock upon surrender of this Warrant at the Principal Executive Office. Whenever this Warrant is so surrendered to Company at the Principal Executive Office for exchange, Company shall execute and deliver the Warrants which Holder is entitled to receive. All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of Company, evidencing the same rights, and entitled to the same benefits, as the Warrants surrendered upon such registration of transfer or exchange. No service charge shall be made for any exchange of this Warrant.

        3.4. Replacement. Upon receipt of evidence reasonably satisfactory to Company of the loss, theft, destruction or mutilation of this Warrant and (i) in the case of any such loss theft or destruction, upon delivery of indemnity reasonably satisfactory to Company in form and amount, or (ii) in the case of



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

any such mutilation, upon surrender of such Warrant for cancellation at the Principal Executive Office, Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant.

                                   ARTICLE IV

                             ANTIDILUTION PROVISIONS

        4.1. Conversion of Series C Preferred Stock. If all of the Series C Preferred Stock is converted into shares of Common Stock in connection with a Registration, then this Warrant shall automatically become exercisable for that number of shares of Common Stock equal to the number of shares of Common Stock that would have been received if this Warrant had been exercised in full and the shares of Series C Preferred Stock received thereupon had been simultaneously converted into shares of Common Stock immediately prior to such event, and the Exercise Price shall be automatically adjusted to equal the amount obtained by dividing (i) the aggregate Exercise Price of the shares of Series C Preferred Stock for which this Warrant was exercisable immediately prior to such conversion, by (ii) the number of shares of Common Stock for which this Warrant is exercisable immediately after such conversion.

        4.2. Reorganization, Reclassification or Recapitalization of Company. In case of (1) a capital reorganization, reclassification or recapitalization of Company's capital stock (other than in the cases referred to in of Section 4.4 hereof), (2) Company's consolidation or merger with or into another corporation in which Company is not the surviving entity, or a reverse triangular merger in which Company is the surviving entity but the shares of Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (3) the sale or transfer of Company's property as an entirety or substantially as an entirety, then, as part of such reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Series C Preferred Stock theretofore deliverable, as appropriate), and without payment of any additional consideration, the number of shares of stock or other securities or property to which the holder of the number of shares of Series C Preferred Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer.

        This Section 4.2 shall apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to Holder for shares of Series C Preferred Stock in connection with any transaction described in this Section 4.2 is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by Company's Board of Directors.

        4.3. Splits and Combinations. If Company at any time subdivides any of its outstanding shares of Series C Preferred Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely if the outstanding shares of Series C Preferred Stock are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased. Upon any adjustment of the Exercise Price under this Section 4.3, the number of shares of Series C Preferred Stock issuable upon exercise of this Warrant shall equal the number of shares determined by dividing (i) the aggregate Exercise Price payable for the purchase of all shares issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) the Exercise Price per share in effect immediately after such adjustment.

        4.4. Reclassifications. If Company changes any, of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted. No adjustment shall be made pursuant to this Section 4.4 upon any conversion described in Section 4.1 hereof.

        4.5. Dividends and Distributions. If Company declares a dividend or other distribution on the Series C Preferred Stock or if a dividend or other distribution on the Series C Preferred Stock occurs pursuant to the Certificate of Incorporation (other than a cash dividend or distribution), then, as part of such dividend or distribution, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof, in addition to the number of shares of Series C Preferred Stock receivable thereupon and without payment of any additional consideration, the amount of the dividend or other distribution to which the holder of the number of shares of Series C Preferred Stock obtained upon exercise hereof would have been entitled to receive had the exercise occurred as of the record date for such dividend or distribution.

        4.6. Liquidation Dissolution. If Company shall dissolve, liquidate or wind up its affairs, Holder shall have the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up. If any such dissolution, liquidation or winding up results in any cash distribution to Holder in excess of the aggregate Exercise Price for the shares of Series C Preferred Stock for which this Warrant is exercised, then Holder may, at its option, exercise this Warrant without making payment of such aggregate Exercise Price and, in such case, Company shall, upon distribution to Holder, consider such aggregate Exercise Price to have been paid in full, and in making such settlement to Holder, shall deduct an amount equal to such aggregate Exercise Price from the amount payable to Holder.

        4.7. Other Dilutive Events. If any event occurs as to which the other provisions of this Article IV are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, Company shall appoint a firm of independent public accountants of recognized national standing (which may be Company's regular auditors) which shall give their opinion upon the adjustment, if any, on a basis, consistent with the essential intent and principles established in this
Article IV, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, Company shall promptly mail a copy thereof to Holder and shall make the adjustments described therein.

        4.8. Certificates and Notices.

               (a) Adjustment Certificates. Upon any adjustment of the Exercise Price and/or the number of shares of Series C Preferred Stock purchasable upon exercise of this Warrant, a certificate, signed by (i) Company's President and Chief Financial Officer, or (ii) any independent firm of certified public accountants of recognized national standing Company selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to Holder and shall specify the adjusted Exercise Price and the number of shares of Series C Preferred Stock purchasable upon exercise of the Warrant after giving effect to the adjustment.

               (b) Extraordinary Corporate Events. If Company, after the date hereof, proposes to effect (i) any transaction described in Sections 4.2 or 4.4 hereof, (ii) a liquidation, dissolution or winding up of Company described in
Section 4.6 hereof, or (iii) any payment of a dividend or distribution with respect to Series C Preferred Stock or Common Stock, then, in each such case, Company shall mail to Holder a notice describing such proposed action and specifying the date on which Company's books shall close, or a record shall be taken, for determining the holders of Series C Preferred Stock or Common Stock, as appropriate, entitled to participate in such action, or the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Series C Preferred Stock and Common Stock of record shall be entitled to receive securities and/or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed to Holder at least thirty (30) days prior to the record date for such action in the case of any action described in clause (i) or clause (iii) above, and in the case of any action described in clause (ii) above, at least thirty (30) days prior to the date on which the action described is to take place and at least thirty (30) days prior to the record date for determining holders of Series C Preferred Stock or Common Stock, as appropriate, entitled to receive securities and/or other property in connection with such action.

        4.9. No Impairment. Company shall not, by amendment of the Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by Company, but shall at all times in good faith assist in the carrying out of all the provisions of this
Article IV and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment.

        4.10. Application. Except as otherwise provided herein, all sections of this Article IV are intended to operate independently of one another. If an event occurs that requires the application of more than one section, all applicable sections shall be given independent effect.

                                    ARTICLE V

                               REGISTRATION RIGHTS

        At the earlier to occur of: (i) Company's next equity financing, (ii) sixty (60) days prior to the filing of any registration, as defined in the Rights Agreement, or (iii) sixty (60) days prior to the sale conveyance, disposal, or encumbrance of all or substantially all of the Company's property or business or the Company's merger into or consolidation with any other corporation (other than a wholly-owned subsidiary corporation) or any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this section (iii) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company, Company shall cause Holder to become a party to the Rights Agreement and Holder shall be deemed a "Holder", as defined in the Rights Agreement, for purposes of the Rights Agreement and shall be entitled to all the rights, and be subject to all the obligations, of a Holder under the Rights Agreement, the Warrant Shares shall be deemed "Series C Preferred Stock", as defined in the Rights Agreement, and the Common Stock issuable upon conversion of the Warrant Shares shall be deemed "Registrable Securities", as defined in the Rights Agreement, for purposes of the Rights Agreement (collectively, the "Rights"). Such actions shall be effected by Company executing and delivering to Holder a fully-executed at the time Company Amendment to Rights Agreement substantially in the form of Exhibit "E" hereto. Failure by Company to cause Holder to become a party to an Investor Rights Agreement as provided herein shall, in addition to being a default under this Warrant, be deemed an Event of Default under that certain Senior Loan and Security Agreement No. 6261 dated as of July 1, 1999.

                                   ARTICLE VI

                                    COVENANTS

        6.1. Financial Information. Company shall deliver to Holder, concurrent with delivery to any of the Investors, as defined in the Rights Agreement, all information delivered to any of the Investors pursuant to Section 7.1 of the Rights Agreement and all other information delivered to any of the Investors from time to time pursuant to the Rights Agreement as in effect from time to time during the term hereof. If the Rights Agreement is terminated for any reason, and for so long as Company is not subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Exchange Act, Company shall deliver to Holder all information that was required to be delivered to any of the Investors, as defined in the Rights Agreement, pursuant to the Section 7.1 of the Rights Agreement, as in effect on the date hereof.

        6.2 Non-Financial Covenants. Company covenants that:

               (a) Authorized Shares. Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Series C Preferred Stock to provide for the exercise of the rights represented by this Warrant (for purposes of determining compliance with this covenant, the shares of Series C Preferred Stock issuable upon exercise of all other options and warrants shall be deemed issued and outstanding), and a sufficient number of shares of Common Stock to provide for the conversion into Common Stock of all the shares of Series C Preferred Stock issued and issuable upon the exercise of this Warrant but theretofore unconverted (for purposes of determining compliance with this covenant, the shares of Common Stock issuable upon exercise of all options and warrants to acquire Common Stock and upon conversion of all instruments convertible into Common Stock shall be deemed issued and outstanding);

               (b) Proper Issuance. Company, at its expense, will take all such action as may be necessary to assure that the Series C Preferred Stock issuable upon the exercise of this Warrant, and the Common Stock issuable upon the conversion of such Series C Preferred Stock, may be so issued without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which any capital stock of Company may be listed. Such action may include, but not be limited to, causing such shares to be duly registered or approved or listed on relevant domestic securities exchanges; and

               (c) Fully Paid Shares. Company will take all actions necessary or appropriate to validly and legally issue (i) fully paid and non-assessable shares of Series C Preferred Stock upon exercise of this Warrant and (ii) fully paid and non-assessable shares of Common Stock upon conversion of such shares of Series C Preferred Stock. All such shares will be free from all taxes, liens and charges with respect to the issuance thereof, other than any stock transfer taxes in respect to any transfer occurring contemporaneously with such issuance.

                                   ARTICLE VII

                                  MISCELLANEOUS

        7.1. Certain Expenses. Company shall pay all expenses in connection with, and all taxes (other than stock transfer taxes) and other governmental charges that may be imposed in respect of, the issuance, sale and delivery of the Warrant, the Warrant Shares and the shares of Common Stock issuable upon conversion of the Warrant Shares.

        7.2. Remedies. Company stipulates that the remedies at law of Holder in the event of any default or threatened default by Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate to the fullest extent permitted by law, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

        7.3. Enforcement Costs. If any party to, or beneficiary of, this Warrant seeks to enforce its rights hereunder by legal proceedings or otherwise, then the non-prevailing party shall pay all reasonable costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees (including the allocable costs of in-house counsel).

        7.4. Notices. Any notice, demand or delivery to be made pursuant to this Warrant will be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) Holder and the Shareholders at their last known addresses appearing on the books of Company maintained for such purpose or (b) Company at its Principal Executive Office. Holder, the Shareholders and Company may each designate a different address by notice to the other pursuant to this section. A notice shall be deemed effective upon the earlier of (i) receipt or
(ii) the third day after mailing in accordance with the terms of this Section
7.4.

        7.5. Successors and Assigns. This Warrant shall be binding upon Company and any Person succeeding Company by merger, consolidation or acquisition of all or substantially all of Company's assets, and all of the obligations of Company with respect to the shares of Series C Preferred Stock issuable upon exercise of this Warrant and the shares of Common Stock issuable upon the conversion of such shares of Series C Preferred Stock, shall survive the exercise, expiration or termination of this Warrant and all of the covenants and agreements of Company shall inure to the benefit of Holder, each Shareholder and their respective successors and assigns.

        7.6. Modification: Severability. If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any term is not curable as set forth in this section, the unenforceability of such term shall not affect the other provisions of this Warrant but this Warrant shall be construed as if such unenforceable term had never been contained herein.

        7.7. Amendment. This Warrant may not be modified or amended except by written agreement of Company and Holder.

        7.8. Headings. The headings of the Articles and Sections of this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

        7.9. Governing Law. This Warrant shall be governed by, and construed in accordance with, the California law, without giving effect to conflicts of law principles.

        IN WITNESS WHEREOF, Company has caused this Warrant to be executed by its duly authorized officer as of _____________________, 19__.



                                       XCYTE THERAPIES, INC.



                                       By:     /s/ Ron Berenson
                                          --------------------------------------

                                       Name:   Ron Berenson
                                            ------------------------------------

                                       Title:  President & CEO
                                             -----------------------------------

                              SCHEDULE OF EXHIBITS

EXHIBIT "A"   -      Notice of Exercise (Section 2.1)

EXHIBIT "B"   -      Investment Representation Certificate (Section 3.2(a))

EXHIBIT "C"   -      Assignment Form (Section 3.2(d))

EXHIBIT "D" -        Rights Agreement (Article I) a.

EXHIBIT "E"   -      Amendment to Rights Agreement (Article V)

                                   EXHIBIT "A"

                             NOTICE OF EXERCISE FORM

                    (To be executed only upon partial or full

                         exercise of the within Warrant)

        The undersigned registered Holder of the within Warrant hereby irrevocably exercises the within Warrant for and purchases shares of Series C Preferred Stock of * [COMPANY] and herewith makes payment therefor in the amount of $______, all at the price and on the terms and conditions specified in the within Warrant and requests that a certificate (or ______ certificates in denominations of shares) for the shares of Series C Preferred Stock of *[COMPANY] hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned, or (b) *[NAME], whose address is _______________and, if such shares of Series C Preferred Stock shall not include all the shares of Series C Preferred Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Series C Preferred Stock of *[COMPANY] not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned, or (b) *[NAME], whose address is
________________.

Dated:  _____________________, 199__

Signature Guaranteed                     _______________________________________

                                         _______________________________________

                                         By:____________________________________
                                              (Signature of Registered Holder)

                                         Title:_________________________________

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

               The signature to this Notice of Exercise must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                              SCHEDULE OF EXHIBITS



EXHIBIT "A"   -      Notice of Exercise (Section 2.1)

EXHIBIT "B"   -      Investment Representation Certificate (Section 3.2(a))

EXHIBIT "C"   -      Assignment Form (Section 3.2(d))

EXHIBIT "D" -        Rights Agreement (Article I) a.

EXHIBIT "E"   -      Amendment to Rights Agreement (Article V)

                                   EXHIBIT "A"

                             NOTICE OF EXERCISE FORM

                    (To be executed only upon partial or full

                         exercise of the within Warrant)

        The undersigned registered Holder of the within Warrant hereby irrevocably exercises the within Warrant for and purchases shares of Series C Preferred Stock of * [COMPANY] and herewith makes payment therefor in the amount of $______, all at the price and on the terms and conditions specified in the within Warrant and requests that a certificate (or ______ certificates in denominations of shares) for the shares of Series C Preferred Stock of *[COMPANY] hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned, or (b) *[NAME], whose address is _______________and, if such shares of Series C Preferred Stock shall not include all the shares of Series C Preferred Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Series C Preferred Stock of *E[COMPANY] not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned, or (b) *[NAME], whose address is
________________.

Dated:  _____________________, 199__

Signature Guaranteed                     _______________________________________

                                         _______________________________________

                                         By:____________________________________
                                              (Signature of Registered Holder)

                                         Title:_________________________________

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

               The signature to this Notice of Exercise must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                   EXHIBIT "B"

                      INVESTMENT REPRESENTATION CERTIFICATE

Purchaser:

Company:       XCYTE THERAPIES, INC.

Security:      Series C Preferred Stock

Amount:

Date:

In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to Company as follows:

The Purchaser is aware of Company's business affairs and financial condition, and has acquired sufficient information about Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act")

The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future;

The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, the Purchaser understands that Company is under no obligation to register the Securities. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased;

The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about Company; (ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein;

The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market upon which to make such a sale then exists, Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 even if the one (1) year minimum holding period had been satisfied; and

The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date:   _____________________, 199___



                                         PURCHASER:



                                         _______________________________________

                                   EXHIBIT "C"

                                 ASSIGNMENT FORM

                   (To be executed only upon the assignment of
                               the within Warrant)

        FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto _____________________________________________, whose address is
_________________________________________________ all of the rights of the undersigned under the within Warrant, with respect to shares of Series C Preferred Stock of XCYTE THERAPIES, INC. and, if such shares of Series C Preferred Stock shall not include all the shares of Series C Preferred Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Series C Preferred Stock of XCYTE THERAPIES, INC. not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ______________________________________ attorney to register such transfer on the books of XCYTE THERAPIES, INC. maintained for the purpose, with full power of substitution in the premises.

Dated: ____________   , 199___



Signature Guaranteed                     _______________________________________

                                         _______________________________________

                                         By:____________________________________
                                              (Signature of Registered Holder)

                                         Title:_________________________________

NOTICE: The signature to this Assignment must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

               The signature to this Notice of Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                   EXHIBIT "D"

                                RIGHTS AGREEMENT

                                   (Article I)

                                   EXHIBIT "E"

                          AMENDMENT TO RIGHTS AGREEMENT

                                   (Article V)

                     Series C Preferred Stock Warrantholder
                     --------------------------------------

Holder                                              Number of Shares
------                                              ----------------
Phoenix Leasing Incorporated                              1,530
Robert Kingsbrook                                         6,157
Gus and Mary Jane Constantin Living Trust                 3,934
CIT Venture Leasing Fund, LLC                               694